Earnings Presentation First Quarter 2014 April 24, 2014 Exhibit 99.2

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995
and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Changes in the markets for the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
(11) The Company’s ability to execute the components of its Strategic Business Evolution process
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.
Safe Harbor Statement

First Quarter 2014 Financial Summary

• Severe winter weather and
transportation issues impacted net
sales by $9.6 million and net
income by $2.5 million or $0.07
per share
• Adjusted gross profit margin was
26.8% compared to 27.2% in the
first quarter of 2013
• Sales decline led to lower gross margin
• Adjusted net income $5.4 million
compared to $8.1 million in the
first quarter of 2013
• Adjusted EPS $0.16 vs. $0.24 in the
first quarter of 2013
Note: All figures except ratios and percents are $Millions
Q1 Q1
Highlights 2014 2013 B/(W)
Net sales $208.8 $215.0 (2.9%)
Gross profit
margin -
adjusted¹
26.8% 27.2%
SG&A $47.4 $45.1 (5.1%)
Net income -
adjusted²
$5.4 $8.1 (32.8%)
Effective tax
rate 35.9% 35.1%
EPS -
adjusted²
$0.16 $0.24 (33.3%)
¹See Reconciliation of Non-GAAP measures on slide 11
²See Reconciliation of Non-GAAP measures on slide 12

First Quarter 2014 Financial Summary

Notes: All figures except ratios and percents are $Millions
Free cash flow = cash flow from operations – capital expenditures
Three Months Ended Three Months Ended
Cash March 31, March 31,
Highlights 2014 2013
Cash used for
operations
($60.7) ($6.5)
Capital
expenditures
$4.7 $4.5
Free cash flow
($65.3) ($11.0)
Dividends
$3.1 $0.0
Balance Sheet March 31, December 31,
Highlights 2014 2013
Long-term debt
$116.7 $44.3
Debt - net of
cash
$111.0 $37.8
Net Debt to total
capital
32.7% 13.8%

Q1 Results
•
Strong sales in the food
processing and
agricultural end markets
•
A less favorable sales
mix offset a portion of
the income from the
higher sales volume
Segment Review – Material Handling

$ Millions
See Reconciliation of Non-GAAP measures on
slide 12
$80.0
$90.6
$70
$75
$80
$85
$90
$95
Q1 2013 Q1 2014
Net Sales
$9.9
$10.9
$0
$5
$10
$15
Q1 2013 Q1 2014
EBIT - Adjusted

Q1 Results
•
Extremely poor weather
conditions and
transportation issues
severely impacted the
segment’s sales and
operations
•
Startup inefficiencies in
phase two of the
segment’s restructuring
project further impacted
results
Segment Review – Lawn & Garden

$ Millions
See Reconciliation of Non-GAAP measures on
slide 12
$60.4
$49.8
$35
$38
$44
$47
$50
$56
$59
$62
Q1 2013 Q1 2014
Net Sales
$41
$53
$2.7
$(0.1)
-$1
$2
$4
Q1 2013 Q1 2014
EBIT - Adjusted

Q1 Results
•
Net sales declined
compared to last year as a
result of harsh weather
conditions and the closure
of the Canadian branches
in the first quarter of 2014
•
A more favorable product
mix compared to last year
offset the impact of the
lower sales
Segment Review – Distribution

$ Millions
See Reconciliation of Non-GAAP measures on
slide 12
$42.6
$39.7
$35
$37
$39
$41
$43
$45
Q1 2013 Q1 2014
Net Sales
$2.9 $2.9
$0
$5
Q1 2013 Q1 2014
EBIT - Adjusted

Q1 Results
•
Lower sales volumes in the
custom and transplant auto
markets were only partially
offset by continued strong
RV and marine sales
•
The decrease in income
before taxes year-over-year
was due primarily to the
sales decline
Segment Review – Engineered Products

$ Millions
See Reconciliation of Non-GAAP measures on
slide 12
$37.0
$32.7
$25
$30
$35
$40
Q1 2013 Q1 2014
Net Sales
$5.1
$3.8
$0
$5
$10
Q1 2013 Q1 2014
EBIT - Adjusted

Q2 & Full Year 2014 Outlook
Full Year Outlook

Q2 Outlook
•
Material Handling
• Expect increased sales year-over-year driven by organic growth in Brazil and continued strong agricultural sales
•
Lawn & Garden
• Anticipate that sales could be slightly higher compared to last year due to a potential delay in the season resulting from poor weather conditions during the first quarter
•
Distribution
• Anticipate that sales increases from organic growth, including new service introductions, will be offset by sales decreases resulting from the closure of the Canadian branches in the first quarter
•
Engineered Products
• Expect that sales will continue to benefit from ongoing strength in the RV and marine markets
•
Driven by productivity improvements, cost savings and benefits from the Lawn and
Garden Segment’s restructuring initiatives, the Company anticipates that full year adjusted earnings, excluding restructuring and other unusual pre-tax charges, will increase year-over-year.

Appendix 10

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONDENSED CONSOLIDATED GROSS PROFIT (UNAUDITED)
(Dollars in thousands)
For the Quarter Ended
March 31, 2014 March 31, 2013
Gross profit as reported $ 50,028 $ 58,318
Restructuring and other adjustments in cost of sales
Material Handling Segment — 162
Lawn and Garden Segment 5,861 —
Engineered Products Segment — 3
Gross profit as adjusted $ 55,889 $ 58,483
reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Condensed Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities.
The Company believes that gross profit excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company’s operating profitability. Management uses gross profit excluding these items as well as other financial measures in connection with its decision-making activities. Gross profit excluding these items should not be considered in isolation or as a substitute for gross profit prepared in accordance with
GAAP. The Company’s method for calculating gross profit excluding these items may not be comparable to methods used by other companies.
Note on Reconciliation of Income and Earnings Data:
Gross profit excluding the items mentioned above in the text of this release and in this

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
For the Quarter Ended
March 31, 2014 March 31, 2013
Material Handling
Income before taxes as reported $ 10.9 $ 9.7
Restructuring expenses — 0.2
Income before taxes as adjusted
10.9 9.9
Lawn and Garden
(Loss) income before taxes as reported
(7.0) 2.3
Restructuring expenses and other adjustments 6.9 0.4
(Loss) income before taxes as adjusted (0.1) 2.7
Distribution
Income before taxes as reported 2.4 2.8
Restructuring expenses 0.5 0.1
Income before taxes as adjusted 2.9 2.9
Engineered Products
Income before taxes as reported 3.8 5.1
Restructuring expenses — —
Income before taxes as adjusted 3.8 5.1
Corporate and interest expense
Loss before taxes as reported
(9.0)
(7.7)
Severance and other adjustments — —
Loss before taxes as adjusted (9.0) (7.7)
Consolidated
Income before taxes as reported
1.1
12.2
Restructuring expenses and other adjustments 7.4 0.7
Income before taxes as adjusted 8.5 12.9
Income taxes 3.1 4.8
Net income as adjusted
$ 5.4 $ 8.1
Adjusted earnings per diluted share $ 0.16 $ 0.24
Note: Numbers in the Corporate and interest expense section above may be rounded for presentation purposes.
reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Condensed Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company  believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company’s operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company’s method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.
Note on Reconciliation of Income and Earnings Data:
Income (loss) excluding the items mentioned above in the text of this release and in this

Material Handling Index
Annual rate of change
60.0
50.0
40.0
30.0
20.0
10.0
0.0
(10.0)
(20.0)
(30.0)
(40.0)
2008
2009
2010
2011
2012
2013
2014
Shipments
Orders

NAHB Housing Forecast
Total Housing Starts
Single Family
% Change

Consumer Sentiment
Index
Percent Change (y/y)
Index
Index % Change Y/Y

Key Indicators for the Tire Market

RV Shipments
Units (000)
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
2005
2006
2007
2008
2009
2010
2011
2012
2013F
2014F
Annual Rate of Change (%)
RV Unit Shipments (000)
% Change from P/Y

Autos and Light Truck Assemblies

Market Indicators
Material Handling
MHEM Index
Lawn & Garden
Housing Starts
Consumer Sentiment
Distribution
Miles Driven
Replacement Tire Shipments,
Gasoline Sales
Engineered Products
RVIA
Auto Market Forecasts
Source: Material Handling Industry Feb 2014 Forecast -
Sources: National Association of Home Builders (NAHB), April 2014;
Thomson Reuters/University of Michigan, March 2014
Source: JP Morgan, RMA, Energy Information Administration, Feb 2014
Sources: RVIA Forecasts, Dec 2013;
FRB G17 Release, Feb 2014

ANNUAL
Cutting

MYERS INDUSTRIES, INC.

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